Exhibit 10.2



                             SHOPPING SHERLOCK, INC.
                             1999 STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT


     THIS  AGREEMENT is entered into as of the _____ day of June,  ______ ("Date
of  Grant")  between  Shopping  Sherlock,   Inc.,  a  Florida  corporation  (the
"Company"), and _______________ (the "Optionee").

     WHEREAS, the Board of Directors of the Company (the "Board") has approved the 1999 Stock Option Plan (the "Plan"), pursuant to which the Board is authorized to grant to employees and other selected persons stock options to purchase common stock, no par value, of the Company (the "Stock");

     WHEREAS,  the Plan  provides for the granting of stock  options that either
(i) are intended to qualify as "Incentive  Stock Options"  within the meaning of
Section 422 of the Internal  Revenue Code of 1986, as amended (the  "Code"),  or
(ii)  do  not  qualify  under  Section  422 of the  Code  ("Non-Qualified  Stock
Options");

     WHEREAS, the Plan Administrator (the "Plan Administrator") appointed by the Board has authorized the grant to the Optionee of options to purchase a total of _________ shares of Stock (the "Options"), which options are intended to be (select one):

          ______ Incentive Stock Options

          ______ Non-Qualified Stock Options

     NOW, THEREFORE, the Company agrees to offer to the Optionee the option to purchase, upon the terms and conditions set forth herein, ___________ shares of Stock. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Plan.

     1. Exercise Price. The exercise price of the Options shall be $5.00 per share during the period 12 months from the date of this Agreement and $6.00 per share thereafter.

     2. Limitation on the Number of Shares. If the Options granted hereby are Incentive Stock Options, the number of shares which may be acquired upon exercise thereof is subject to the limitations set forth in Section 5(a) of the Plan.

     3. Vesting Schedule. The Options are exercisable in accordance with the following vesting schedule:

          (a)  33.3% of the Options may be exercised after May 10, 2000.

          (b)  66.6% of the Options may be exercised after May 10, 2001.

          (c)  100% of the Options may be exercised after May 10, 2002.

The vesting of one or more outstanding Options may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion. The vesting of Options also shall be accelerated under the circumstances described in Sections 5(m) and 5(n) of the Plan.

     4. Options not Transferable. This Option and the rights and privileges conferred by this Agreement may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will and by applicable laws of descent and distribution and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Agreement contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Agreement, such Option shall thereupon terminate and become null and void.




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     5. Investment Intent. By accepting the Option, the Optionee  represents and agrees that none of the shares of Stock purchased upon exercise of the Option will be distributed in violation of applicable federal and state laws and regulations. In addition, the Company may require, as a condition of exercising the Options, that the Optionee execute an undertaking, in such a form as the Company shall reasonably specify, that the Stock is being purchased only for investment and without any then-present intention to sell or distribute such shares.

     6. Termination of Employment and Options. Vested Options shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

          (i) Expiration: May 10, 2005; except, that the expiration date of any Incentive Stock Option granted to a greater than 10 percent (>10%) shareholder of the Company shall not be later than five (5) years from the Date of Grant.

          (ii) Termination Due to Death or Disability: The expiration of one (1) year from the date of the death of the Optionee or cessation of an Optionee's employment or contractual relationship by reason of Disability (as defined in Section 5(g) of the Plan). If an Optionee's employment or contractual relationship is terminated by death, any Option held by the Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under such Option shall pass by the Optionee's will or by the laws of descent and distribution of the state or county of the Optionee's domicile at the time of death.

          (iii) Termination for Cause. The date of an Optionee's termination of employment or contractual relationship with the Company or any Related Corporation for cause (as defined in Section 5(n) of the Plan.

          (iv) Termination for Any Other Reason: The expiration of ninety (90) days from the date of an Optionee's termination of employment or contractual relationship with the Company for any reason whatsoever other than cause, death or Disability (as defined in Section 5(g) of the Plan).

Notwithstanding the occurrence of one of the above events, the exercise period of a Non-Qualified Stock Option may be extended by resolution of the Plan Administrator until a date not later than the expiration date of the Option. Each unvested Option granted pursuant hereto shall terminate immediately upon termination of the Optionee's employment or contractual relationship with the Company for any reason whatsoever, including death or Disability unless vesting is accelerated in accordance with Section 5(f) of the Plan.

     7. Stock. In the case of any stock split, stock dividend or like change in the nature of shares of Stock covered by this Agreement, the number of shares and exercise price shall be proportionately adjusted as set forth in Sections 5(m) of the Plan.

     8. Change in Control.

     (a) Subject to earlier termination under the terms and conditions set forth in this Agreement, at the time of occurrence of any of the events (a "Change of Control") described in Subparagraphs (i), (ii), (iii) and (iv) below, any and all Options outstanding hereunder (each an "Eligible Option") shall become immediately vested and fully exercisable for thirty (30) days beginning on the applicable date specified below (the "Acceleration Window"):

          (i) On the effective date of a registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"), with respect to an underwritten public offering of Common Stock in which the total proceeds to the Company are at least $10,000,000;

          (ii) On the date on which any "Person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than a shareholder of the Company on the date of this Agreement, the Company, any subsidiary or employee benefit plan of the Company



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


               including any trustee of such plan acting as trustee) together with all Affiliates and Associates of such Person, becomes, after the date of this Agreement, the Beneficial Owner (as defined in Rule 13d-3 under the Exchange Act) of fifty percent (50%) or more of the shares of Common Stock then outstanding;

          (iii)On the date that a tender or exchange offer for Common Stock by any Person (other than the Company, any subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any employee benefit plan) is first published or sent or given within the meaning of Rule 14d-2 under the Exchange Act and continuing so long as such offer remains open (including any extensions or renewals of such offer), unless by the terms of such offer the offeror, upon consummation thereof, would be the Beneficial Owner of less than fifty percent (50%) of the shares of Common Stock then outstanding; or

          (iv) On the date on which the shareholders of the Company approve any sale or exchange of Common Stock, any sale or exchange of assets of the Company (other than in the ordinary course of business), or any merger, statutory share exchange or other similar transaction that results in a transfer of ownership or control of more than fifty percent (50%) of the stock, voting power, assets or business of the Company.

     (b) The exercisability of any Eligible Option that remains unexercised following expiration of an Acceleration Window shall be governed by the vesting schedule and other terms of this Agreement.

     9. Exercise of Option. Options shall be exercisable, in full or in part, at any time after vesting, until termination. If less than all of the shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. No portion of any Option for less than fifty (50) shares (as adjusted pursuant to Sections 5(m) and (n) of the Plan) may be exercised; provided, that if the vested portion of any Option is less than fifty (50) shares, it may be exercised with respect to all shares for which it is vested. Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

     Options or portions thereof may be exercised by giving written notice to the Company (which may be in the form attached hereto as Exhibit A) which notice shall specify the number of shares to be purchased and be accompanied by either:

          (i) the aggregate exercise price in cash or by certified or cashier's check. In addition, upon approval of the Plan Administrator, an Optionee may pay for all or any portion of the aggregate exercise price by delivering to the Company shares of Stock previously held by such Optionee or, with the prior consent of the Plan Administrator, by having shares withheld from the amount of Stock to be received by the Optionee. The shares of Stock received or withheld by the Company as payment for shares of Stock purchased on the exercise of Options shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate exercise price (or portion thereof) to be paid by the Optionee upon such exercise; or

          (ii) upon prior consent of the Plan Administrator, delivery of an irrevocable subscription agreement obligating the Optionee to take and pay for the shares of Stock to be purchased within one year of the date of such exercise.

     The Company shall not be obligated to issue, transfer or deliver a certificate of Stock to any Optionee, or to his personal representative, until the aggregate exercise price has been paid for all shares for which the Option shall have been exercised and adequate provision has been made by the Optionee for satisfaction of any tax withholding obligations associated with such exercise. During the lifetime of the Optionee, Options are exercisable only by the Optionee



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


     It is a condition precedent to the issuance of shares of Stock that the Optionee execute and deliver to the Company a Stock Transfer Agreement, in a form acceptable to the Company, to the extent required pursuant to the terms thereof.

     10. Holding Period for Incentive Stock Options. In order to obtain the tax treatment provided for Incentive Stock Options by Section 422 of the Code, the shares of Stock received upon exercising any Incentive Stock Options received pursuant to this Agreement must be sold, if at all, after a date which is later of two (2) years from the date this Agreement is entered into or one (1) year from the date upon which the Options are exercised. The Optionee agrees to report sales of such shares prior to the above determined date to the Company within one (1) business day after such sale is concluded. The Optionee also agrees to pay to the Company, within five (5) business days after such sale is concluded, the amount necessary for the Company to satisfy its withholding requirement required by the Code in the manner specified in Section 5(l)(2) of the Plan. Nothing in this Section 11 is intended as a representation that the Stock may be sold without registration under federal and state securities laws or an exemption therefrom, or that such registration or exemption will be available at any specified time.

     11. Subject to the 1999 Stock Option Plan. The terms of the Options are subject to the provisions of the Plan, as the same may be amended from time to time, and any inconsistencies between this Agreement and the Plan, as the same may be amended from time to time, shall be governed by the provisions of the Plan, a copy of which has been delivered to the Optionee, and which is available for inspection at the principal offices of the Company.

     12. Professional Advice. The acceptance of the Options and the sale of Stock issued pursuant to the exercise of Options may have consequences under federal and state tax and securities laws which may vary depending upon the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he or she has been advised to consult his or her personal legal and tax advisor in connection with this Agreement and his or her dealings with respect to Options for the Stock. Without limiting other matters to be considered, the Optionee should consider whether upon the exercise of Options, the Optionee will file an election with the Internal Revenue Service pursuant to Section 83(b) of the Code.

     13. No Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the Optionee becomes a record holder of such shares, irrespective of whether the Optionee has given notice of exercise. Subject to the provisions of Sections 5(m) of the Plan, no rights shall accrue to the Optionee and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Stock for which the record date is prior to the date the Optionee becomes a record holder of the shares of Stock covered by the Option, irrespective of whether the Optionee has given notice of exercise.

     14. No Rights to Employment. Nothing contained in this agreement shall be construed as giving any person any right to employment with the Company. The grant of Options hereby shall in no way constitute any form of agreement or understanding binding on the Company or any Related Corporation (as defined in the Plan), express or implied, that the Company or any Related Corporation will employ or contract with an Optionee for any length of time.

     15. Entire Agreement. This Agreement is the only agreement between the Optionee and the Company with respect to the Options, and this Agreement and the Plan supersede all prior and contemporaneous oral and written statements and representations and contain the entire agreement between the parties with respect to the Options.

     16. Notices. All notices and other communications required or permitted under this Agreement must be in writing and will be deemed received and effective upon the earlier of: (i) hand delivery to the recipient; (ii) one day after posting by traceable air courier; (iii) two (2) days after posting by certified or registered mail, postage prepaid, return receipt requested; or (iv) when initially transmitted by facsimile transmission (if confirmed by notice complying with (i), (ii) or (iii) above):




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


               (i)  if to the Company:

                    Shopping Sherlock, Inc.
                    11201 S.E. 8th Street, Suite 152
                    Bellevue, WA 98004
                    Tel. (425) 372-3060
                    Fax (425) 372-3041
                    Attn: Patrick McGrath

               (ii) if to the Optionee:

                    ===========================
                    ===========================
                    ===========================


or to such other person or address as either of the parties will furnish in writing to the other party from time to time.

     17. Law and Jurisdiction. This Agreement is governed by the internal laws of the state of Washington, U.S.A., without giving effect to any laws or principles that would apply the laws of any other jurisdiction. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against either of the parties in the courts of King County, Washington, U.S.A., or, if it has or can acquire jurisdiction, in the United States District Court for the Western District of Washington, and each of the parties irrevocably consents to the non-exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on either party anywhere in the world.

     18. Headings And Gender. The headings of the Sections of this Agreement have been included for convenience of reference purposes only and will in no way be interpreted to restrict or modify the terms of this Agreement. The use of pronouns of any gender in this Agreement will include pronouns of all other genders, as applicable.

     19. Counterparts; Delivery by Facsimile. This Agreement may be signed in counterparts, either one of which will be deemed to be an original and both of which, when taken together, will constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telephone facsimile transmission will be effective as delivery of a manually executed counterpart of this Agreement.

     20. Severability. Any term, condition or other provision of this Agreement that is prohibited or unenforceable in any jurisdiction will be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without affecting the validity or enforceability of such term, condition or provision in any other jurisdiction and without invalidating the remaining terms, conditions and other provisions of this Agreement

     21. Attorneys' Fees. In the event of litigation arising out of or in connection with this Agreement, the prevailing party will be entitled to recover from the other party all of its attorneys' fees and other expenses incurred in connection with such litigation.

     22. Parties in Interest. This Agreement may not be assigned or delegated by either party without the consent of the other, except that this Agreement (without the necessity of such consent) will be binding on and inure to the benefit of any successors, and assigns of the Company or any Related Corporation, whether by merger, consolidation, sale of assets or otherwise, and reference herein to the Company will be deemed to include any such successor or successors.



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



SHOPPING SHERLOCK, INC., a
Florida corporation


By: ---------------------------                   -----------------------------
                                                                       Optionee
Its: --------------------------


     THERE MAY NOT BE PRESENTLY AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS FOR THE ISSUANCE OF SHARES OF STOCK UPON EXERCISE OF THESE OPTIONS. ACCORDINGLY, THESE OPTIONS CANNOT BE EXERCISED UNLESS THESE OPTIONS AND THE SHARES OF STOCK TO BE ISSUED UPON EXERCISE OF THESE OPTIONS ARE REGISTERED OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.

     THE SHARES OF STOCK ISSUED PURSUANT TO THE EXERCISE OF OPTIONS WILL BE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933 AND WILL BEAR A LEGEND RESTRICTING RESALE UNLESS THEY ARE REGISTERED UNDER STATE AND FEDERAL SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE COMPANY IS NOT OBLIGATED TO REGISTER THE SHARES OF STOCK OR TO MAKE AVAILABLE ANY EXEMPTION FROM REGISTRATION.

                                   EXHIBIT A

                         Notice of Election to Exercise

     This Notice of Election to Exercise shall constitute proper notice pursuant to Section 5(h) of the Shopping Sherlock, Inc. 1999 Stock Option Plan (the "Plan") and Section 8 of that certain Stock Option Agreement (the "Agreement") dated as of the ____ day of __________ between Shopping Sherlock, Inc. (the "Company") and the undersigned.

     The undersigned hereby elects to exercise Optionee's option to purchase __________ shares of the common stock of the Company at a price of $__________ per share, for aggregate consideration of $______, on the terms and conditions set forth in the Agreement and the Plan. Such aggregate consideration, in the form specified in Section 8 of the Agreement, accompanies this notice.

     The undersigned has executed this Notice this ____ day of __________, 19__.



                                   --------------------------------------------
                                   Signature

                                   --------------------------------------------
                                   Name (typed or printed)










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